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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------



                                    FORM 8-K

                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (date of earliest event reported) March 28, 2000


                            Delta Funding Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


       New York                           333-96001               11-2609517
----------------------------            ------------             -------------
(State or other jurisdiction            (Commission              (IRS Employer
 of incorporation)                      File Number)             ID Number)



1000 Woodbury Road, Woodbury,  New York                                11797
--------------------------------------------------------------------------------
 (Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number,
 including area code:                                            (516) 364-8500
                                                                 --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events

Filing of Computational Materials.

                  This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared and distributed by Greenwich Capital Markets, Inc., as an underwriter, in connection with the issuance by Delta Funding Home Equity Loan Trust 2000-1 of Home Equity Loan Asset-Backed Certificates, Series 2000-1. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association. Some or all of the Computational Materials were also distributed by Lehman Brothers, First Union Securities, Inc., Banc of America Securities LLC and Credit Suisse First Boston as the other underwriters; the legends which such underwriters placed on the Computational Materials are attached hereto as Exhibits 99.3, 99.4, 99.5 and 99.6, respectively.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits:

          8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

         23.1     Consent of PriceWaterhouse Coopers

         23.2     Consent of Stroock & Stroock & Lavan LLP (included in Exhibit
                  8.1).

         99.1     Computational Materials.

         99.2 Legend of Greenwich Capital Markets, Inc. for Computational Materials (included in exhibit 99.1).

         99.3     Legend of Lehman Brothers for Computational Materials.

         99.4     Legend of First Union Securities, Inc. for Computational
                  Materials.

         99.5 Legend of Banc of America Securities LLC for Computational Materials.

         99.6     Legend of Credit Suisse First Boston for Computational
                  Materials.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          DELTA FUNDING CORPORATION



                                          By:  /s/  Dawn Ceccarini
                                             ----------------------------------
                                             Name:  Dawn Ceccarini
                                             Title: Assistant Vice President


Dated:  March 28, 2000

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                                  EXHIBIT INDEX
                                  -------------

  Exhibit
  -------

    8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

    23.1            Consent of PriceWaterhouse Coopers

    23.2            Consent of Stroock & Stroock & Lavan LLP

    99.1            Computational Materials.

    99.2            Legend of Greenwich Capital Markets, Inc. for
                    Computational Materials

    99.3            Legend of Lehman Brothers for Computational Materials.

    99.4            Legend of First Union Securities, Inc. for
                    Computational Materials.

    99.5            Legend of Banc of America Securities LLC for
                    Computational Materials.

    99.6            Legend of Credit Suisse First Boston for Computational
                    Materials